ALPS SERIES TRUST

Crystal Strategy Absolute Income Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 1, 2015 TO THE FUND’S PROSPECTUS AND THE FUND’S SUMMARY PROSPECTUS DATED JANUARY 28, 2015

The Fund has adopted a managed distribution policy. As a result, the following revisions have been made to the Fund’s prospectus and summary prospectus:

The following risk factor has been added to the “Principal Risks of the Fund” section beginning on page 4 of the Fund’s prospectus and page 3 of the Fund’s summary prospectus and is also added as a principal risk of the Fund in the “DISCUSSION OF PRINCIPAL AND NON-PRINCIPAL RISKS” section beginning on page 40 of the Fund’s prospectus:

Managed Distribution Risk

The Fund is expected to make minimum quarterly cash distributions under its managed distribution policy regardless of the Fund’s investment performance. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s minimum quarterly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders. The Fund’s ability to achieve its objective of preserving capital while making minimum quarterly distributions is subject to market conditions at the time you invest and the length of time you hold shares of the Fund. For example, buying shares of the Fund when interest rates are low and stock prices are declining may result in lower quarterly distributions and less capital preservation or appreciation in the Fund.

The Fund’s managed distribution policy is designed to distribute a minimum consistent amount of cash once per quarter throughout each calendar year. Under the managed distribution policy, the dollar amount of the Fund’s scheduled minimum quarterly distributions for a particular quarter generally will remain constant, subject to review at least annually by the Fund. However, the dollar amount of the Fund’s minimum quarterly cash distributions could increase substantially from one quarter to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from

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your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund.

The following disclosure has been added to the “DIVIDENDS AND DISTRIBUTIONS” section on page 59 of the Fund’s prospectus:

Managed Distribution Policy

The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted minimum amount of cash to shareholders on or about the 15th calendar day of the month in which the distribution is made. The quarterly cash distribution per share is equal to the greater of the yield generated by the Fund’s portfolio (after taking into account all fees and expenses) or the targeted minimum quarterly cash distribution, which is currently approximately 4.5% of the Fund’s NAV on the day the distribution is calculated. Shareholders of the Fund are expected to receive a distribution that is equal to the quarterly cash distribution per share multiplied by the number of shares they own on the record date.

Shareholders can choose to receive their scheduled distributions in cash or to automatically reinvest their distributions in additional Fund shares or in shares of either the Crystal Strategy Absolute Return Fund or the Crystal Strategy Absolute Return Fund Plus (subject to any fund-specific requirements or limitations). Because the minimum quarterly distribution per share is expected to remain fixed during a calendar year, shareholders are expected to receive four distributions over the course of the calendar year, unless the number of Fund shares they hold changes because of purchases, including any voluntary reinvestment of Fund distributions in more Fund shares, or because of redemptions.

The Fund is designed with the expectation that the quarterly distributions will be paid in cash but that any additional distribution will be automatically reinvested in additional shares. Accordingly, the Fund will generally automatically reinvest any fifth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Fund. The Fund also may, upon written request, distribute cash rather than automatically reinvesting an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please contact the Fund’s Transfer Agent for instructions in October of that calendar year. Please note that your decision to receive additional distributions in cash (rather than in additional shares) will proportionately reduce the amount of future cash distributions you will receive from the Fund. The hypothetical account also will be required to reinvest each additional distribution in additional shares of the Fund.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, given its managed distribution policy, the Fund’s distributions may be treated, in part, as a return of capital. For additional information on the Fund’s managed distribution policy, please see the “TAXES” section of this Prospectus.

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The Fund’s Board of Trustees may change the managed distribution policy in the interest of shareholders without a shareholder vote.

The following disclosure has been added following the “Summary” section in the “TAXES” section on page 59 of the Fund’s prospectus:

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds it holds). In addition, pursuant to its managed distribution policy, the Fund may make distributions that are treated as a return of capital. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero.

The Fund will provide disclosures with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

An additional distribution may be made in December or after the Fund’s fiscal year end, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

The Fund may need to sell appreciated securities in order to fund the minimum quarterly cash distributions.  This may result in the acceleration of taxable gains to periods before such gains would have been recognized by the Fund and its shareholders if it had not adopted its managed distribution policy.

A shareholder who is investing through a tax-deferred retirement account should note that the Fund is not designed to comply with any required minimum distribution rules applicable to such accounts.  Shareholders receiving cash distributions from the Fund within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. YOU MAY DISCARD THIS SUPPLEMENT ONCE SHARES OF THE FUND ARE OFFERED FOR SALE.

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ALPS SERIES TRUST

Crystal Strategy Absolute Income Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 1, 2015 TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2015

The Fund has adopted a managed distribution policy. As a result, the following revisions have been made to the Fund’s Statement of Additional Information:

The third paragraph on page 70 of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Except distributions and dividends paid by the Crystal Strategy Absolute Income Fund, distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

The Crystal Strategy Absolute Income Fund is designed with the expectation that the four quarterly distributions will be paid in cash but that each additional distribution will be automatically reinvested in additional shares. Accordingly, the Crystal Strategy Absolute Fund will generally automatically reinvest any fifth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Fund. The Fund also may, upon written request, distribute cash rather than automatically reinvesting an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please contact the Transfer Agent for instructions in October of that calendar year.

The Crystal Strategy Absolute Income Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts.  In any given year, the Crystal Strategy Absolute Income Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules.  Shareholders receiving cash distributions from the Crystal Strategy Absolute Income Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution.  Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisors to ensure compliance with tax requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. YOU MAY DISCARD THIS SUPPLEMENT ONCE SHARES OF THE FUND ARE OFFERED FOR SALE.

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